UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 10, 2005

Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809

(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway
Suite 300
Dallas Texas	75254

(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     Attached hereto as Exhibit 99.1 is a slideshow presentation of Capital Senior Living Corporation, a Delaware corporation (the “Company”), and attached hereto as Exhibit 99.2 is the Company’s Supplemental Information table. By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in this slideshow that become untrue because of new information, subsequent events or otherwise.

Item 9.01 Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

     The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01:

99.1	Capital Senior Living Corporation slideshow presentation
99.2	Capital Senior Living Corporation Supplemental Information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2005	Capital Senior Living Corporation

	By:	/s/ Ralph A. Beattie

	Name:	Ralph A. Beattie
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Name

     The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 7.01:

99.1	Capital Senior Living Corporation slideshow presentation
99.2	Capital Senior Living Corporation Supplemental Information